SUPPLEMENT

Dated June 8, 2017

to the

PROSPECTUS

of the

Yorktown Short Term Bond Fund

dated May 31, 2017

Yorktown Short Term Bond Fund

With the approval of the Trust’s Board of Trustees, Yorktown Management & Research Company, Inc. (“Yorktown”), investment adviser to the Yorktown Short Term Bond Fund, has adopted a written Expense Limitation Agreement (the “Agreement”) for the Short Term Bond Fund dated February 1, 2017. Under the Agreement, Yorktown will, subject to certain exceptions, waive its advisory fees and/or reimburse the Fund for operating expenses in order to maintain certain targeted expense ratios for each share class of the Fund. Under the Agreement, the targeted expense ratios are 0.95% annually for Class A Shares, 1.95% annually for Class L Shares, and 0.95% annually for Institutional Class Shares. The Agreement has an initial term of five years and may be renewed on an annual basis thereafter.

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